Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Innovative Coatings Corporation, a Georgia corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

     1. The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Form 10-QSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company; and

     3. The Company does not have a chief financial officer, and the undersigned performs the functions of chief financial officer.

Date: November 19, 2002



/s/ Jerry Phillips
Jerry Phillips, Chief Executive Officer